JPMORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Focus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 25, 2011

to the Summary Prospectus

dated February 28, 2011, as supplemented

On August 24, 2011, the Board of Trustees of JPMorgan Trust I (the “Trust”) approved changes to the name, investment objective, strategies, investment advisory fee and management team of the JPMorgan Global Focus Fund, as set forth below. On or about November 1, 2011 (the “Effective Date”), these changes will become effective and new prospectuses dated as of the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”).

Change to Name. On the Effective Date, the name of the Fund will change to the “JPMorgan Global Opportunities Fund.”

Change to Investment Objective. On the Effective Date, the investment objective of the Fund will hereby be replaced by the following:

The Fund seeks to provide long-term capital growth.

Changes to Investment Strategies. On the Effective Date, the “What are the Fund’s main investment strategies?” section of the prospectuses will hereby be replaced by the following:

The Fund invests primarily in equity securities of issuers located anywhere in the world, including emerging markets across sectors and regions.

Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States. The Fund’s assets may be invested in issuers located in developed countries and, to a lesser extent, emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, the United States and most of the countries of Western Europe; emerging markets include most other countries in the world. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund will invest substantially in securities denominated in foreign currencies and may utilize currency forwards to reduce currency deviations relative to its benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures to manage cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual stock selection. Stock ideas are generated by an extensive network of global research analysts, organized by industry responsibility. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns. Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

SUP-SPRO-GF-811

The Fund will sell securities if the adviser believes the security has reached its target price, if the catalyst that was expected to increase valuation does not occur, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

Changes to the Fund’s Investment Risks. On the Effective Date, the “Value Investing Risk” is hereby removed from “The Fund’s Main Investment Risks” section of the prospectuses. In addition, the “Value Investing Risk”, “High Yield Securities Risk” and the “Sovereign Debt Risk” are hereby removed from the “More About The Fund — Investment Risks” section of the prospectuses. In addition, in the “More About The Fund — Investment Risks” section, the following information will hereby be added:

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Changes to Advisory Fees. On the Effective Date, the advisory fee for the fund, which is currently 0.80% will be changed to 0.60%. Additionally, as of the Effective Date, the Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75%, 1.00% and 0.80% of the average daily net assets of Class A, Class C, Select Class Shares and R5 Shares, respectively. This contract cannot be terminated prior to 3/1/13, at which time the Service Providers will determine whether or not to renew or revise it.

Changes to the Portfolio Management Team. On the Effective Date, the management team of the Fund will hereby consist of the following individuals:

Portfolio Managers	Managed the Fund since	Primary Title with Investment Adviser
Jeroen Huysinga	2007	Managing Director
Georgina Perceval Maxwell	2011	Managing Director
Gerd Woort-Menker	2011	Managing Director

Changes to the Portfolio Managers. On the Effective Date, “The Portfolio Manager” section of the prospectuses will hereby be replaced by the following:

The Portfolio Managers

The portfolio management team is led by Jeroen Huysinga, Georgina Perceval Maxwell and Gerd Woort-Menker. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Ms. Maxwell is also a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Woort-Menker is also a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987.

Changes to the Portfolio Holdings Disclosure. On the Effective Date, the first sentence of the “Portfolio Holdings Disclosure” section of the prospectuses will hereby be replaced by the following:

No sooner than 10 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Tax Consequences to the Fund. The Fund will sell some of its current assets in connection with the changes in the Fund’s investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE